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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------


                                    FORM 8-K
                             ---------------------
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported February 7, 2007):
                                February 7, 2007

                              ---------------------
                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)
                              ---------------------

           DELAWARE                     333-78571-02            04-3433730
 (State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                           Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

                              ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.       Results of Operations and Financial Condition

     On February 7, 2007, Muzak LLC, a wholly owned subsidiary of Muzak Holdings LLC, announced it has achieved positive cash flow for the quarter and twelve months ended December 31, 2007. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01.       Financial Statements and Exhibits

Exhibit No.      Description of Exhibit
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99.1             Press Release issued by Muzak LLC dated February 7, 2007




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    February 7, 2007

Muzak Holdings LLC



By:      /s/ Stephen P. Villa
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Name:    Stephen P. Villa
Title:   Chief Executive Officer





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